                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-5514

                      (Investment Company Act File Number)

                               MTB Group of Funds
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           C. Grant Anderson, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  12/31/06

             Date of Reporting Period:  Fiscal year ended 12/31/06

ITEM 1.     REPORTS TO STOCKHOLDERS

[Logo of MTB Group of Funds]

Managed by MTB Investment Advisors, Inc. -- www.mtbia.com

ANNUAL REPORT: December 31, 2006

MTB Funds

Large Cap Growth Fund II
Large Cap Value Fund II
Managed Allocation Fund - Conservative Growth II
Managed Allocation Fund - Moderate Growth II
Managed Allocation Fund - Aggressive Growth II

[Logo of MTB Group of Funds]

CONTENTS

Management Discussion of Fund Performance	1
Shareholder Expense Example	6
Portfolios of Investments	7
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Board of Trustees and Trust Officers	31
Board Review of Advisory Contracts	35

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MTB LARGE CAP GROWTH FUND II

The MTB Large Cap Growth Fund II had a very good year in absolute terms with a total return of 10.34%. On a relative basis, the fund slightly underperformed the Standard and Poor’s 500/Citigroup Growth Index1 (S&P 500/Citigroup Growth Index)1 which returned 11.01%, while outperforming the Lipper Large Cap Growth Fund Average, which returned 6.09%.2

The year was composed of three distinct intervals. The first started at the beginning of the year and ended May 10th when the Federal Reserve raised the fed funds target rate to 5% while investors grew increasingly concerned about the pass through effect of higher energy prices on inflation. For this first period, the fund outperformed its benchmark by more than 200 basis points. This was explained by the fund’s overweight exposure to the Energy and Industrials sectors. The second period was a correction phase that ran from May 10th until crude oil prices peaked at $77.03 per barrel on July 14th. During this period, both the Energy and Industrial sectors experienced significant profit taking. While the over weight position in Energy was reduced during this period, the Fund gave back most of its excess return because the Industrial names that were held were closely tied to energy related construction compounding their correction. The last interval is the time period from July 18th through year end, which experienced diminishing inflationary expectations as oil prices declined. For the third period, the fund benefited from the decision to increase its exposure to the Financial sector, and it also benefited from strong performances of the Technology and Health Care sectors.

The single best performing stock held by the Fund was Morgan Stanley, which had a total return in excess of 40%. The two stocks that detracted from performance the most were Jabil Circuit, Inc. and Oracle. Jabil suffered a significant correction following a disappointing quarterly earnings announcement. Oracle on the other hand was a name in the benchmark that experienced strong appreciation, but penalized the performance of the Fund because it was not owned.

1 The S&P 500/Citigroup Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.

Growth of a $10,000 Investment in
MTB Large Cap Growth Fund II

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2006, compared to the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG)2,3 and the Lipper Large Cap Growth Funds Average (LLCGFA).2,3

Average Annual Total Return for the
Period Ended December 31, 2006

One Year	10.34%
Start of Performance (5/31/2002)	3.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG and the LLCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500/CG Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the highest price to book ratios. Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into respective categories indicated. They do not reflect sales charges. Investments cannot be made in an index or an average.

3 The S&P 500/CG and the LLCGFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

MTB LARGE CAP VALUE FUND II

The second half of 2006 turned out to be a particularly good period for investors. During the first half of last year, the U.S. Federal Reserve (Fed) hiked interest rates four times with June being the last occurrence. As the second half of the year began, it became clearer that a pause in the interest rate tightening cycle was at hand. Through mid year, despite double-digit earnings gains, returns for the equity markets were relatively modest and bond returns were negative. However, after mid year with the Fed on hold, the U.S. stock market marched steadily higher to a series of multi-year highs spurred by corporate earnings which continued to come in above expectations. Equity markets shrugged off any concerns regarding housing, a slowdown in global/domestic growth, and extended consumer spending. The supply/demand situation for common stocks stayed favorable as strong corporate balance sheets and cash flows funded acquisitions and share buybacks as well as attracted takeovers from private equity firms. The Fund benefited from the stock market’s strong performance with returns for the fourth quarter being the highest of the year. Despite the strong results, performance for the year trailed its Benchmark (the Standard and Poor’s 500/Citigroup Value Index) (S&P 500/Citigroup Value Index)1 while outperforming the general U.S. stock market (using the S&P 500 Index as a proxy). We want to explicitly mention that the calendar year 2006 is the first year in many that our portfolios did not outperform their benchmarks. The primary reasons included: 1) a few bad stocks (particularly CA Inc.); 2) a stock market that relentlessly moved upward (notwithstanding concerns of declines in housing activity and price) made it more difficult to find attractive entry points for a number of potential new investments; and 3) the penalty in an up 20%-plus market of holding a modest amount of cash.

Our cyclical stocks contributed positive gains for the year, led by the strength of our steel and defense holdings. Steel stocks POSCO and U.S. Steel Corp. rose sharply on continued consolidation trends in the steel industry as well as expectations that these companies are positioned to benefit from improving industry fundamentals in 2007. Steelmakers have been proactive in cutting production to offset rising inventories and soft pricing, which should set the stage for another year of strong earnings and cash flow. Our defense stocks of Lockheed Martin Corp., Northrop Grumman Corp. and Raytheon Co. posted very strong gains for the year on better-than-expected earnings, particularly at Lockheed Martin. Finally, Kerr-McGee Corporation, an oil and natural gas exploration & production (E&P) company, was acquired by Anadarko Petroleum Corporation in an all-cash deal that completed during August. As a consequence of this acquisition, the Fund received $70.50 for each Kerr-McGee share held - a very substantial premium to the Fund’s original cost.

The Fund has been overweighted in technology stocks due to attractive valuations and the potential for a rebound in capital spending. This overweighting was the biggest drag on performance during the period. Shares of Motorola Inc. declined in the latter part of 2006 after the company reported weaker-than-expected third quarter revenues and issued somewhat disappointing guidance. Revenues are being pressured because of a higher mix of lower priced, low-end handsets and greater price competition as the company expands its presence in emerging markets. Also declining was our investment in CA Inc. which fell 20% for the year. The stock has been a disappointment this year as operational difficulties at the company have taken longer than expected to stabilize, particularly a lack of execution on the sales side.

1 The S&P 500/Citigroup Value Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. Investments cannot be made in an index.

Growth of a $10,000 Investment in
MTB Large Cap Value Fund II

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2006, compared to the Standard and Poor’s 500/Citigroup Value Index (S&P 500/CV)2,3 and Lipper Large Cap Value Funds Average (LLCVFA).2,3

Average Annual Total Return for the
Period Ended December 31, 2006

One Year	17.61%
Start of Performance (5/31/2002)	8.67%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500/CV Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. Lipper figures represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index or an average.

3 The S&P 500/CV and the LLCVFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

MTB MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH II

The Managed Allocation Fund - Conservative Growth II ended 2006 with a fourth quarter return of 2.68%. This year-end flourish represented almost one-third of the Fund’s 6.96% total return for the full year and largely owes to both some early autumn portfolio changes to slightly extend the duration of the fixed income component of the Fund and a small market rally in the long end of the yield curve during the fourth quarter of 2006.

With the year-end boost to return, the Fund out-performed its relevant benchmark (the Lehman Brothers Aggregate Bond Index)1 return of 4.33% for the year. The out-performance owes principally to the performance of the diversified equity component within the Fund. Both the domestic and international portions of the equity mix of the Fund, which at year-end represented 29% of the Fund, were the main drivers of growth throughout 2006. The out-performance of the Fund occurred despite the slight overweight to large cap growth style stocks within the equity side of the portfolio during most of 2006. Though our analyses have for some time suggested that the out-performance of the value style of investing versus the growth style should be nearing its end, in 2006 the value style outperformed the growth style yet again in the large, mid and small domestic equity capitalization categories.

The October 2006 changes to the Fund on the fixed income side included a reduction in the money market target percentage and an increased allocation to high quality, investment grade U.S. government bonds. On the equity side of the mix, the domestic small and mid cap stock allocation was reduced and the domestic large cap growth and international stock allocations were increased.

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index.

Growth of a $10,000 Investment in
MTB Managed Allocation Fund -
Conservative Growth II

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund - Conservative Growth II (the “Fund”) from May 3, 2005 (start of performance) to December 31, 2006, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2,3 and the Standard and Poor’s 500 Index (S&P 500)2,3

Average Annual Total Return for the
Period Ended December 31, 2006

One Year	6.96%
Start of Performance (5/3/2005)	6.13%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable Insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3 The LBAB and S&P 500 are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II

The Managed Allocation Fund - Moderate Growth II finished 2006 with a fourth quarter return of 5.17% and a twelve-month total return of 10.42%. In essence, the Fund achieved a total return that was within approximately two-thirds of the return of the pure U.S. stock market return for the calendar year, while holding less than 65% of its assets in stock. This type of performance captures the designed intent of the Fund namely, returns that reflect the growth potential of the equity markets, but with a healthy dose of fixed income to tamp down the volatility of the portfolio over time.

Even with a return for the Fund that accomplished the designed goals of the portfolio, the Fund still underperformed the relevant benchmark, the S&P 5001 return of 15.79% for the year. The Fund’s underperformance is due principally to the underperformance of the MTB Large Cap Stock Fund, which represents a part of the Fund’s heavy domestic equity allocation. This large cap blend holding, which at year-end represented 17% of the Fund, underperformed its relevant benchmark by 5.53% for the full year in 2006. The underperformance of the Fund is also attributable to the slight overweight to growth style stocks within the portfolio during most of 2006. Though our analysis has for some time suggested that the outperformance of the value style of investing versus the growth style should be nearing its end, in 2006 the value style outperformed the growth style yet again in the large, mid and small domestic equity capitalization categories.

Changes to the Fund for the twelve months ending December 31, 2006 included a reduction in domestic mid and small cap equity in favor of increases in domestic large cap growth and value equity (with a continued tilt toward growth). The international equity component of the Fund was also increased. The intent of these changes is to position the  Fund so that it is overweighted to what we believe to be the most attractively valued markets both in the United States and internationally.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Growth of a $10,000 Investment in
MTB Managed Allocation Fund -
Moderate Growth II

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund - Moderate Growth II (the “Fund”) from June 17, 2002 (start of performance) to December 31, 2006, compared to the Standard and Poor’s 500 Index (S&P 500)2,3 and the Lehman Brothers Aggregate Bond Index (LBAB).2,3

Average Annual Total Return for the
Period Ended December 31, 2006

One Year	10.42%
Start of Performance (6/17/2002)	6.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The LBAB is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index.

3 The S&P 500 and LBAB are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

MTB MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH II

The Managed Allocation Fund - Aggressive Growth II finished 2006 with a flourish posting a fourth quarter return of 7.25%. This year-end surge helped lift the Fund to a twelve-month total return of 14.83%. This return for the Fund, though impressive, still underperformed its relevant benchmark, the S&P 5001 return of 15.79% for the year. The Fund’s underperformance is due principally to the underperformance of the MTB Large Cap Stock Fund, which represents a part of the Fund’s heavy domestic equity allocation. This large cap blend holding, which at year-end represented 22% of the Fund, underperformed its relevant benchmark by 5.53% in 2006. The underperformance of the Fund is also attributable to the slight overweight to growth style stocks within the portfolio during most of 2006. Though our analysis has for some time suggested that the outperformance of the value style of investing versus the growth style should be nearing its end, in 2006 the value style outperformed the growth style yet again in the large, mid and small domestic equity capitalization categories.

Changes were made the Fund’s asset allocation during 2006. These changes occurred in late October and included both an increase in the allocation to international stocks within the overall equity component of the Fund and an increase to large cap growth stocks within the domestic equity portion of the Fund. There was also a slight reduction in the money market portion of the account. The intent of these changes was to position the Fund so that it is overweighted to what we believe to be the most attractively valued markets both in the United States and internationally.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Growth of a $10,000 Investment in
MTB Managed Allocation Fund -
Aggressive Growth II

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund - Aggressive Growth II (the “Fund”) from May 3, 2005 (start of performance) to December 31, 2006, compared to the Standard and Poor’s 500 Index (S&P 500)2,3 and the Lehman Brothers Aggregate Bond Index (LBAB).2,3

Average Annual Total Return for the
Period Ended December 31, 2006

One Year	14.83%
Start of Performance (5/3/2005)	13.91%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The LBAB is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index.

3 The S&P 500 and LBAB are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period[1]
MTB LARGE CAP GROWTH FUND II
Actual	$ 1,000	$1,105.00	$5.31
Hypothetical (assuming a 5% return before expenses)	$ 1,000	$1,020.16	$5.09
MTB LARGE CAP VALUE FUND II
Actual	$ 1,000	$1,112.10	$5.32
Hypothetical (assuming a 5% return before expenses)	$ 1,000	$1,020.16	$5.09
MTB MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH II
Actual	$ 1,000	$1,054.20	$3.83
Hypothetical (assuming a 5% return before expenses)	$ 1,000	$1,021.48	$3.77
MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II
Actual	$ 1,000	$1,082.10	$3.88
Hypothetical (assuming a 5% return before expenses)	$ 1,000	$1,021.48	$3.77
MTB MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH II
Actual	$ 1,000	$1,109.10	$3.93
Hypothetical (assuming a 5% return before expenses)	$ 1,000	$1,021.48	$3.77

EXPENSES:

1 Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

LARGE CAP GROWTH FUND II	1.00%
LARGE CAP VALUE FUND II	1.00%
MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH II	0.74%
MANAGED ALLOCATION FUND - MODERATE GROWTH II	0.74%
MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH II	0.74%

PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund II

At December 31, 2006, the Fund’s sector composition1 was as follows:

SECTOR	Percentage of Total Net Assets
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	7.7%
Computers & Peripherals	6.3%
Communications Equipment	5.8%
Household Products	4.3%
Beverages	3.9%
Media	3.8%
Software	3.8%
Insurance	3.7%
Specialty Retail	3.7%
Industrial Conglomerates	3.3%
Biotechnology	3.2%
Health Care Providers & Services	3.2%
Food & Staples Retailing	3.0%
Health Care Equipment & Supplies	3.0%
Semiconductor & Semiconductor Equipment	3.0%
Energy Equipment & Services	2.8%
Tobacco	2.3%
Capital Markets	2.1%
Multiline Retail	2.0%
Consumer Finance	1.9%
Diversified Financial Services	1.8%
Machinery	1.4%
Aerospace & Defense	1.3%
Thrifts & Mortgage Finance	1.3%
Hotels, Restaurants & Leisure	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Construction & Engineering	1.1%
Electrical Equipment	0.9%
Air Freight & Logistics	0.7%
Health Care Technology	0.7%
Metals & Mining	0.6%
Commercial Banks	0.5%
Electronic Equipment & Instruments	0.5%
Personal Products	0.5%
Cash Equivalents[2]	5.2%
Other Assets and Liabilities - Net[3]	(0.9)%

TOTAL	100%

1 Except for Cash Equivalents, sector classifications are based upon and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the advisor assigns a classification to securities not classified by the GICS and to securities for which the advisor does not have access to the classification made by the GICS.

2 Cash Equivalents include investments in money market mutual funds.

3 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

MTB Large Cap Growth Fund II

Description		Shares	Value

Common Stocks - 95.7%
	AEROSPACE & DEFENSE - 1.3%
	Boeing Co.	300	$26,652
	United Technologies Corp.	700	43,764

	TOTAL AEROSPACE & DEFENSE		$70,416

	AIR FREIGHT & LOGISTICS - 0.7%
	United Parcel Service, Inc.	500	37,490

	BEVERAGES - 3.9%
	Coca-Cola Co.	1,850	89,262
	PepsiCo, Inc.	1,900	118,845

	TOTAL BEVERAGES		$208,107

	BIOTECHNOLOGY - 3.2%
[1]	Amgen, Inc.	1,700	116,127
[1]	Genentech, Inc.	300	24,339
[1]	Gilead Sciences, Inc.	450	29,219

	TOTAL BIOTECHNOLOGY		$169,685

	CAPITAL MARKETS - 2.1%
	Lehman Brothers Holdings, Inc.	700	54,684
	Morgan Stanley	700	57,001

	TOTAL CAPITAL MARKETS		$111,685

	COMMERCIAL BANKS - 0.5%
	Zions Bancorp	300	24,732

	COMMUNICATIONS EQUIPMENT - 5.8%
[1]	Cisco Systems, Inc.	5,000	136,650
[1]	Corning, Inc.	3,300	61,743
	Motorola, Inc.	1,100	22,616
	Qualcomm, Inc.	2,400	90,696

	TOTAL COMMUNICATIONS EQUIPMENT		$311,705

	COMPUTERS & PERIPHERALS - 6.3%
[1]	Apple Computer, Inc.	200	16,968
[1]	Dell, Inc.	1,600	40,144
[1]	EMC Corp. Mass	4,600	60,720
	Hewlett-Packard Co.	1,000	41,190
	IBM Corp.	1,300	126,295
	Seagate Technology Holdings	1,900	50,350

	TOTAL COMPUTERS & PERIPHERALS		$335,667

	CONSTRUCTION & ENGINEERING - 1.1%
	Chicago Bridge & Iron Co., N.V.	1,000	27,340
[1]	Foster Wheeler Ltd.	600	33,084

	TOTAL CONSTRUCTION & ENGINEERING		$60,424

	CONSUMER FINANCE - 1.9%
	American Express Co.	900	$54,603
	Capital One Financial Corp.	600	46,092

	TOTAL CONSUMER FINANCE		$100,695

	DIVERSIFIED FINANCIAL SERVICES - 1.8%
	Bank of America Corp.	1,000	53,390
	CIT Group, Inc.	800	44,616

	TOTAL DIVERSIFIED FINANCIAL SERVICES		$98,006

	ELECTRICAL EQUIPMENT - 0.9%
	Rockwell Automation, Inc.	800	48,864

	ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
	Jabil Circuit, Inc.	1,000	24,550

	ENERGY EQUIPMENT & SERVICES - 2.8%
	ENSCO International, Inc.	900	45,054
	Schlumberger Ltd.	800	50,528
[1]	Weatherford International Ltd.	1,300	54,327

	TOTAL ENERGY EQUIPMENT & SERVICES		$149,909

	FOOD & STAPLES RETAILING - 3.0%
	Sysco Corp.	1,650	60,654
	Wal-Mart Stores, Inc.	2,100	96,978

	TOTAL FOOD & STAPLES RETAILING		$157,632

	HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
[1]	Cytyc Corp.	2,000	56,600
[1]	Intuitive Surgical, Inc.	400	38,360
	Medtronic, Inc.	500	26,755
[1]	Zimmer Holdings, Inc.	500	39,190

	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$160,905

	HEALTH CARE PROVIDERS & SERVICES - 3.2%
	Caremark Rx, Inc.	1,100	62,821
[1]	Express Scripts, Inc., Class A	600	42,960
	UnitedHealth Group, Inc.	1,200	64,476

	TOTAL HEALTH CARE PROVIDERS & SERVICES		$170,257

	HEALTH CARE TECHNOLOGY - 0.7%
[1]	Cerner Corp.	800	36,400

	HOTELS, RESTAURANTS & LEISURE - 1.2%
	Hilton Hotels Corp.	1,100	38,390
[1]	Starbucks Corp.	700	24,794

	TOTAL HOTELS, RESTAURANTS & LEISURE		$63,184

	HOUSEHOLD PRODUCTS - 4.3%
	Colgate-Palmolive Co.	400	$26,096
	Procter & Gamble Co.	3,200	205,664

	TOTAL HOUSEHOLD PRODUCTS		$231,760

	INDUSTRIAL CONGLOMERATES - 3.3%
	3M Co.	300	23,379
	General Electric Co.	4,100	152,561

	TOTAL INDUSTRIAL CONGLOMERATES		$175,940

	INSURANCE - 3.7%
	American International Group, Inc.	2,000	143,320
	HCC Insurance Holdings, Inc.	900	28,881
	The St. Paul Travelers Cos., Inc.	500	26,845

	TOTAL INSURANCE		$199,046

	MACHINERY - 1.4%
	Caterpillar, Inc.	500	30,665
	Joy Global, Inc.	900	43,506

	TOTAL MACHINERY		$74,171

	MEDIA - 3.8%
[1]	eBay, Inc	500	15,035
[1]	Google Inc.	200	92,096
	News Corp., Inc.	2,500	53,700
	Walt Disney Co.	800	27,416
[1]	Yahoo, Inc.	650	16,601

	TOTAL MEDIA		$204,848

	METALS & MINING - 0.6%
	Companhia Vale Do Rio Doce, ADR	1,000	29,740

	MULTILINE RETAIL - 2.0%
[1]	Kohl’s Corp.	300	20,529
[1]	Sears Holdings Corp.	200	33,586
	Target Corp.	900	51,345

	TOTAL MULTILINE RETAIL		$105,460

	OIL, GAS & CONSUMABLE FUELS - 9.2%
	Chevron Corp.	900	66,177
	ConocoPhillips	600	43,170
	Devon Energy Corp.	400	26,832
	EOG Resources, Inc.	400	24,980
	ExxonMobil Corp.	3,600	275,868
	Peabody Energy Corp.	700	28,287
	XTO Energy, Inc.	600	28,230

	TOTAL OIL, GAS & CONSUMABLE FUELS		$493,544

	PERSONAL PRODUCTS - 0.5%
	Estee Lauder Cos., Inc., Class A	700	$28,574

	PHARMACEUTICALS - 7.7%
	Abbott Laboratories	800	38,968
	Eli Lilly & Co.	900	46,890
	Johnson & Johnson	2,500	165,050
	Novartis AG, ADR	700	40,208
	Pfizer, Inc.	2,600	67,340
	Wyeth	1,000	50,920

	TOTAL PHARMACEUTICALS		$409,376

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
[1]	Advanced Micro Devices, Inc.	1,900	38,665
[1]	Broadcom Corp.	400	12,924
	Intel Corp.	2,300	46,575
[1]	MEMC Electronic Materials, Inc.	700	27,398
	Texas Instruments, Inc.	1,200	34,560

	TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$160,122

	SOFTWARE - 3.8%
[1]	Autodesk, Inc.	650	26,299
	Microsoft Corp.	5,000	149,300
	SAP AG, ADR	500	26,550

	TOTAL SOFTWARE		$202,149

	SPECIALTY RETAIL - 3.7%
[1]	Bed Bath & Beyond, Inc.	500	19,050
	Best Buy Co., Inc.	500	24,595
	Home Depot, Inc.	1,900	76,304
	Lowe’s Cos., Inc.	1,700	52,955
	Staples, Inc.	1,000	26,700

	TOTAL SPECIALTY RETAIL		$199,604

	TEXTILES, APPAREL & LUXURY GOODS - 1.2%
[1]	Coach, Inc.	800	34,368
	Nike, Inc., Class B	300	29,709

	TOTAL TEXTILES, APPAREL & LUXURY GOODS		$64,077

	THRIFTS & MORTGAGE FINANCE - 1.3%
	Freddie Mac.	200	13,580
	Radian Group, Inc.	1,000	53,910

	TOTAL THRIFTS & MORTGAGE FINANCE		$67,490

	TOBACCO - 2.3%
	Altria Group, Inc.	1,400	$120,148

	TOTAL COMMON STOCKS (IDENTIFIED COST $4,447,449)		$5,106,362

MUTUAL FUNDS - 5.2%
[2]	MTB Prime Money Market Fund, Corporate Shares (7 Day Net Yield 4.99%)	279,255	$279,255
	SSgA Money Market Fund (7 Day Net Yield 4.99%)	8	8

	TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$279,263

	TOTAL INVESTMENTS - 100.9% (IDENTIFIED COST $4,726,712)		$5,385,625

	OTHER ASSETS AND LIABILITIES - NET - (0.9)%		$(48,148)

	TOTAL NET ASSETS - 100%		$5,337,477

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund II

At December 31, 2006, the Fund’s sector composition1 was as follows:

SECTOR	Percentage of Total Net Assets

Media	11.8%
Thrifts & Mortgage Finance	11.7%
Insurance	10.8%
Oil, Gas & Consumable Fuels	6.9%
Software	6.5%
Diversified Financial Services	5.8%
Metals & Mining	5.6%
Commercial Banks	4.7%
Tobacco	4.4%
Aerospace & Defense	4.0%
Diversified Telecommunication Services	3.3%
Communications Equipment	3.2%
Commercial Services & Supplies	2.5%
Household Products	2.5%
Machinery	2.1%
Road & Rail	2.0%
Food Products	1.3%
Paper & Forest Products	1.2%
Wireless Telecommunication Services	1.2%
Electronic Equipment & Instruments	1.1%
Health Care Providers & Services	1.0%
Cash Equivalents[2]	6.5%
Other Assets and Liabilities - Net[3]	(0.1)%

TOTAL	100%

1 Except for Cash Equivalents, sector classifications are based upon and individual portfolio securities are assigned to, the classifications of the Global Industry Classifications Standard (GICS) except that the advisor assigns a classification to securities not classified by the GICS and to securities for which the advisor does not have access to the classification made by the GICS.

2 Cash Equivalents include investments in money market mutual funds.

3 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

MTB Large Cap Value Fund II

Description		Shares	Value

COMMON STOCKS - 93.6%
	AEROSPACE & DEFENSE - 4.0%
	Lockheed Martin Corp.	1,800	$165,726
	Raytheon Co.	3,300	174,240

	TOTAL AEROSPACE & DEFENSE		$339,966

	COMMERCIAL BANKS - 4.7%
	Wachovia Corp.	3,100	176,545
	Wells Fargo & Co.	6,108	217,200

	TOTAL COMMERCIAL BANKS		$393,745

	COMMERCIAL SERVICES & SUPPLIES - 2.5%
	Pitney Bowes, Inc.	4,600	212,474

	COMMUNICATIONS EQUIPMENT - 3.2%
	Motorola, Inc.	13,200	271,392

	DIVERSIFIED FINANCIAL SERVICES - 5.8%
	Citigroup, Inc.	5,235	291,590
	J.P. Morgan Chase & Co.	4,100	198,030

	TOTAL DIVERSIFIED FINANCIAL SERVICES		$489,620

	DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%
	AT&T, Inc.	4,900	175,175
	Verizon Communications	2,740	102,038

	TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$277,213

	ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
[1]	Agilent Technologies, Inc.	2,685	93,572

	FOOD PRODUCTS - 1.3%
	Tyson Foods, Inc., Class A	6,700	110,215

	HEALTH CARE PROVIDERS & SERVICES - 1.0%
	Aetna, Inc.	1,900	82,042

	HOUSEHOLD PRODUCTS - 2.5%
	Kimberly-Clark Corp.	3,065	208,267

	INSURANCE - 10.8%
	AON Corp.	5,400	190,836
	Genworth Financial, Inc., Class A	7,700	263,417
	Hartford Financial Services Group, Inc.	3,200	298,592
	Loews Corp.	3,900	161,733

	TOTAL INSURANCE		$914,578

	MACHINERY - 2.1%
	Ingersoll-Rand Co., Class A	4,600	$179,998

	MEDIA - 11.8%
	CBS Corp. (New), Class B	3,290	102,582
	Clear Channel Communications, Inc.	4,700	167,038
[1]	Comcast Corp., Class A	4,800	201,024
[1]	Liberty Media Holding Corp.-Capital	610	59,768
[1]	Liberty Media Holding Corp.-Interactive	3,050	65,789
[1]	Viacom, Inc., Class B	9,890	405,787

	TOTAL MEDIA		$1,001,988

	METALS & MINING - 5.6%
	Barrick Gold Corp.	6,900	211,830
	POSCO, ADR	1,200	99,204
	Rio Tinto PLC, ADR	300	63,747
	United States Steel Corp.	1,300	95,082

	TOTAL METALS & MINING		$469,863

	OIL, GAS & CONSUMABLE FUELS - 6.9%
	Apache Corp.	1,400	93,114
	ConocoPhillips	2,329	167,571
	Noble Energy, Inc.	6,600	323,862

	TOTAL OIL, GAS & CONSUMABLE FUELS		$584,547

	PAPER & FOREST PRODUCTS - 1.2%
	International Paper Co.	3,000	102,300

	ROAD & RAIL - 2.0%
	Union Pacific Corp.	1,800	165,636

	SOFTWARE - 6.5%
	CA, Inc.	14,700	332,955
	Microsoft Corp.	7,300	217,978

	TOTAL SOFTWARE		$550,933

	THRIFTS & MORTGAGE FINANCE - 11.7%
	Countrywide Financial Corp.	7,840	332,808
	Fannie Mae	5,784	343,512
	MGIC Investment Corp.	2,200	137,588
	Radian Group, Inc.	3,300	177,903

	TOTAL THRIFTS & MORTGAGE FINANCE		$991,811

	TOBACCO - 4.4%
	Altria Group, Inc.	4,370	$375,033

	WIRELESS TELECOMMUNICATION SERVICES - 1.2%
	Sprint Nextel Corp.	5,300	100,117

	TOTAL COMMON STOCKS (IDENTIFIED COST $6,640,073)		$7,915,310

MUTUAL FUND - 6.5%
[2]	MTB Prime Money Market Fund, Corporate Shares (7 Day Net Yield 4.99%) (AT NET ASSET VALUE)	548,811	$548,811

	TOTAL INVESTMENTS - 100.1% (IDENTIFIED COST $7,188,884)		$8,464,121

	OTHER ASSETS AND LIABILITIES - NET - (0.1)%		$(8,146)

	TOTAL NET ASSETS - 100%		$8,455,975

See Notes to Portfolio of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund - Conservative Growth II

At December 31, 2006, the Fund’s portfolio composition1 was as follows:

SECTOR	Percentage of Total Net Assets

MTB Short Duration Government Bond Fund	25.8%
MTB Short-Term Corporate Bond Fund	20.6%
MTB U.S. Government Bond Fund	15.4%
MTB International Equity Fund	9.3%
MTB Intermediate-Term Bond Fund	8.2%
MTB Large Cap Stock Fund	7.2%
MTB Large Cap Growth	6.1%
MTB Large Cap Value Fund	4.1%
MTB Prime Money Market Fund	3.1%
MTB Mid Cap Stock Fund	1.5%
MTB Small Cap Stock Fund	1.5%
Other Assets and Liabilities - Net[2]	(2.8)%

TOTAL	100%

1 See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

2 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Shares	Value

MUTUAL FUNDS - 102.8%[2]
EQUITY FUNDS - 29.7%
MTB International Equity Fund, Institutional I Shares	5,424	$68,617
MTB Large Cap Growth Fund, Institutional I Shares	5,158	45,342
MTB Large Cap Stock Fund, Institutional I Shares	5,951	52,783
MTB Large Cap Value Fund, Institutional I Shares	2,371	30,210
MTB Mid Cap Stock Fund, Institutional I Shares	757	11,302
MTB Small Cap Stock Fund, Institutional I Shares	1,551	11,245

TOTAL EQUITY FUNDS		$219,499

FIXED INCOME FUNDS - 70.0%
MTB Intermediate-Term Bond Fund, Institutional I Shares	6,220	$60,893
MTB Short Duration Government Bond Fund, Institutional I Shares	19,938	190,404
MTB Short-Term Corporate Bond Fund, Institutional I Shares	15,560	152,484
MTB U.S. Government Bond Fund, Institutional I Shares	12,352	114,132

TOTAL FIXED INCOME FUNDS		$517,913

MONEY MARKET FUND - 3.1%
MTB Prime Money Market Fund, Corporate Shares (7 Day Net Yield 4.99%)	22,769	22,769

TOTAL INVESTMENTS - 102.8% (IDENTIFIED COST $752,442)		$760,181

OTHER ASSET AND LIABILITIES - NET - (2.8)%		$(20,557)

TOTAL NET ASSETS - 100%		$739,624

See Notes to Portfolio of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund - Moderate Growth II

At December 31, 2006, the Fund’s portfolio composition1 was as follows:

SECTOR	Percentage of Total Net Assets

MTB International Equity Fund	19.1%
MTB Large Cap Stock Fund	16.9%
MTB Large Cap Growth Fund	13.0%
MTB Intermediate-Term Bond Fund	11.0%
MTB Short-Term Corporate Bond Fund	9.1%
MTB Large Cap Value Fund	9.0%
MTB Short Duration Government Bond Fund	6.0%
MTB U.S. Government Bond Fund	6.0%
MTB Prime Money Market Fund	4.0%
MTB Mid Cap Growth Fund	2.0%
MTB Small Cap Growth Fund	2.0%
MTB Mid Cap Stock Fund	1.0%
MTB Small Cap Stock Fund	1.0%
Other Assets and Liabilities - Net[2]	(0.1)%

TOTAL	100%

1 See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

2 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Shares	Value

MUTUAL FUNDS - 100.1%[2]
EQUITY FUNDS - 63.9%
MTB International Equity Fund, Institutional I Shares	729,874	$9,232,903
MTB Large Cap Growth Fund, Institutional I Shares	712,280	6,260,941
MTB Large Cap Stock Fund, Institutional I Shares	921,014	8,169,391
MTB Large Cap Value Fund, Institutional I Shares	340,026	4,331,929
MTB Mid Cap Growth Fund, Institutional I Shares	69,294	959,037
MTB Mid Cap Stock Fund, Institutional I Shares	32,185	480,199
MTB Small Cap Growth Fund, Institutional I Shares	51,884	958,826
MTB Small Cap Stock Fund, Institutional I Shares	65,907	477,823

TOTAL EQUITY FUNDS		$30,871,049

FIXED INCOME FUNDS - 32.2%
MTB Intermediate-Term Bond Fund, Institutional I Shares	545,119	$5,336,712
MTB Short Duration Government Bond Fund, Institutional I Shares	304,995	2,912,701
MTB Short-Term Corporate Bond Fund, Institutional I Shares	446,292	4,373,657
MTB U.S. Government Bond Fund, Institutional I Shares	314,917	2,909,832

TOTAL FIXED INCOME FUNDS		$15,532,902

MONEY MARKET FUND - 4.0%
MTB Prime Money Market Fund, Corporate Shares (7 Day Net Yield 4.99%)	1,932,240	1,932,240

TOTAL INVESTMENTS - 100.1% (IDENTIFIED COST $46,708,839)		$48,336,191

OTHER ASSETS AND LIABILITIES - NET - (0.1)%		$(51,354)

TOTAL NET ASSETS - 100%		$48,284,837

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund - Aggressive Growth II

At December 31, 2006, the Fund’s portfolio composition1 was as follows:

SECTOR	Percentage of Total Net Assets

MTB International Equity Fund	28.7%
MTB Large Cap Growth Fund	22.3%
MTB Large Cap Stock Fund	22.3%
MTB Large Cap Value Fund	14.2%
MTB Small Cap Growth Fund	3.1%
MTB Short Duration Government Bond Fund	2.1%
MTB Mid Cap Growth Fund	2.0%
MTB Mid Cap Stock Fund	2.0%
MTB Prime Money Market Fund	2.0%
MTB Small Cap Stock Fund	2.0%
MTB Intermediate-Term Bond Fund	1.0%
Others Assets and Liabilities - Net[2]	(1.7)%

TOTAL	100%

1 See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

2 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Shares	Value

MUTUAL FUNDS - 101.7%[2]
EQUITY FUNDS - 96.6%
MTB International Equity Fund, Institutional I Shares	26,648	$337,100
MTB Large Cap Growth Fund, Institutional I Shares	29,868	262,537
MTB Large Cap Stock Fund, Institutional I Shares	29,533	261,960
MTB Large Cap Value Fund, Institutional I Shares	13,106	166,970
MTB Mid Cap Growth Fund, Institutional I Shares	1,717	23,762
MTB Mid Cap Stock Fund, Institutional I Shares	1,595	23,796
MTB Small Cap Growth Fund, Institutional I Shares	1,928	35,637
MTB Small Cap Stock Fund, Institutional I Shares	3,266	23,676

TOTAL EQUITY FUNDS		$1,135,438

FIXED INCOME FUNDS - 3.1%
MTB Intermediate-Term Bond Fund, Institutional I Shares	1,228	$12,021
MTB Short Duration Government Bond Fund, Institutional I Shares	2,518	24,053

TOTAL FIXED INCOME FUNDS		$36,074

MONEY MARKET FUND - 2.0%
MTB Prime Money Market Fund, Corporate Shares (7 Day Net Yield 4.99%)	23,950	23,950

TOTAL INVESTMENTS - 101.7% (IDENTIFIED COST $1,143,343)		$1,195,462

OTHER ASSETS AND LIABILITIES - NET - (1.7)%		$(20,235)

TOTAL NET ASSETS - 100%		$1,175,227

See Notes to Portfolios of Investments

The categories of investments are shown as a percentage of total net assets at December 31, 2006.

(1) Non-income producing security.

(2) Affiliated companies.

The following acronym is used throughout this report:

ADR--American Depositary Receipt

MTB Fund	Cost of Investments for Federal Tax Purposes

Large Cap Growth Fund II	$4,747,024
Large Cap Value Fund II	$7,190,651
Managed Allocation Fund - Conservative Growth II	$754,894
Managed Allocation Fund - Moderate Growth II	$46,738,188
Managed Allocation Fund - Aggressive Growth II	$1,143,512

See Notes which are an integral part of the Financial Statements

Statements of Assets and Liabilities

December 31, 2006	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund - Conservative Growth II	Managed Allocation Fund - Moderate Growth II	Managed Allocation Fund - Aggressive Growth II

ASSETS:
Investments in securities, at value	$ 5,385,625(a)	$ 8,464,121(a)	$ 760,181(a)	$ 48,336,191(a)	$ 1,195,462(a)
Income receivable	5,105	12,865	1,767	59,927	252
Receivable for shares sold	9,563	4,826	--	6,331	296

TOTAL ASSETS	5,400,293	8,481,812	761,948	48,402,449	1,196,010

LIABILITIES:
Payable for investments purchased	38,540	--	1,680	53,708	118
Payable for shares redeemed	103	416	268	24,748	111
Payable for transfer and dividend disbursing agent fees and expenses	2,817	2,660	2,652	2,664	2,651
Payable for distribution services fee (Note 5)	1,130	1,762	155	10,270	248
Payable for shareholder services fee (Note 5)	452	705	62	4,108	99
Payable for auditing fees	11,907	11,994	11,906	11,900	11,905
Payable for printing and postage	970	1,307	--	--	--
Payable for legal fees	1,188	1,406	1,199	1,384	1,199
Payable for insurance premiums	--	309	--	--	--
Payable for portfolio accounting fees	3,412	3,672	2,123	6,489	2,162
Payable for Trustees’ fees	2,155	1,606	2,154	1,495	2,154
Accrued expenses	142	--	125	846	136

TOTAL LIABILITIES	62,816	25,837	22,324	117,612	20,783

NET ASSETS	$ 5,337,477	$ 8,455,975	$ 739,624	$ 48,284,837	$ 1,175,227

NET ASSETS CONSIST OF:
Paid in capital	$ 4,646,385	$ 7,158,503	$ 727,613	$ 45,891,573	$ 1,095,416
Net unrealized appreciation of investments	658,913	1,275,237	7,739	1,627,352	52,119
Accumulated net realized gain on investments	31,648	22,235	4,272	765,912	27,692
Undistributed net investment income	531	--	--	--	--

TOTAL NET ASSETS	$ 5,337,477	$ 8,455,975	$ 739,624	$ 48,284,837	$ 1,175,227

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED:	487,321	707,775	71,163	4,529,985	99,923

Net Asset Value, Offering Price and Redemption Proceeds Per Share:	$ 10.95	$ 11.95	$ 10.39	$ 10.66	$ 11.76

Investments, at identified cost	$ 4,726,712	$ 7,188,884	$ 752,442	$ 46,708,839	$ 1,143,343

(a) Including $279,255, $548,811, $760,181, $48,336,191 and $1,195,462 of investments in affiliated issuers, respectively. (Note 5)

See Notes which are an integral part of the Financial Statements

Statements of Operations

Year Ended December 31, 2006	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund - Conservative Growth II	Managed Allocation Fund - Moderate Growth II	Managed Allocation Fund - Aggressive Growth II

INVESTMENT INCOME:
Dividends	$ 78,079(a)(b)	$ 145,151(a)(b)	$ 24,967(a)	$ 1,514,549(a)	$ 31,815(a)

EXPENSES:
Investment advisory fee (Note 5)	43,457	49,941	1,589	116,718	2,117
Administrative personnel and services fee (Note 5)	3,014	4,204	374	27,522	499
Custodian fees	256	357	32	2,334	42
Transfer and dividend disbursing agent fees and expenses	10,953	10,990	10,470	14,420	8,159
Trustees’ fees	9,206	8,740	9,244	8,743	9,209
Auditing fees	9,844	9,921	9,784	9,736	9,700
Legal fees	3,694	3,778	3,427	3,623	3,396
Portfolio accounting fees	13,818	14,571	9,266	27,037	8,654
Distribution services fee (Note 5)	12,773	17,836	1,589	116,718	2,117
Shareholder services fee (Note 5)	5,109	7,135	636	46,687	847
Printing and postage	4,866	6,523	2,085	4,434	2,041
Insurance premiums	7,475	7,847	7,349	8,464	7,238
Miscellaneous	2,632	2,353	2,056	2,080	1,943

TOTAL EXPENSES	127,097	144,196	57,901	388,516	55,962

WAIVERS AND REIMBURSEMENTS (Note 5):
Waiver of investment advisory fee	(43,457)	(49,941)	(1,589)	(43,122)	(2,117)
Reimbursement of other operating expenses	(32,602)	(22,984)	(51,608)	--	(47,577)

TOTAL WAIVERS AND REIMBURSEMENTS	(76,059)	(72,925)	(53,197)	(43,122)	(49,694)

Net expenses	51,038	71,271	4,704	345,394	6,268

Net investment income	27,041	73,880	20,263	1,169,155	25,547

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	136,887	484,071	1,486 (c)	583,424 (c)	7,396 (c)
Capital gain distributions received from other investment companies	--	--	6,706	744,764	27,515
Net change in unrealized appreciation (depreciation) of investments	342,831	622,321	13,828	2,160,812	65,393

Net realized and unrealized gain on investments	479,718	1,106,392	22,020	3,489,000	100,304

Change in net assets resulting from operations	$ 506,759	$ 1,180,272	$ 42,283	$ 4,658,155	$ 125,851

(a) Including income received of $4,258, $19,318, $24,967, $1,514,549 and $31,815 on investments in affiliated issuers, respectively. (Note 5)

(b) Net of foreign taxes withheld of $327 and $625, respectively.

(c) Including realized gain of $1,486, $583,424 and $7,396 on sales of investments in affiliated issuers, respectively. (Note 5)

See Notes which are an integral part of the Financial Statements

Statements of Changes In Net Assets

	Large Cap Growth Fund II

	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 27,041	$ 14,774
Net realized gain (loss) on investments	136,887	(35,262)
Capital gain distributions from other investment companies	--	--
Net change in unrealized appreciation (depreciation) of investments	342,831	138,748

Change in net assets resulting from operations	506,759	118,260

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(26,815)	(19,655)
Distributions from net realized gain on investments	(55,416)	(135,205)

Change in net assets resulting from distributions to shareholders	(82,231)	(154,860)

SHARE TRANSACTIONS:
Proceeds from sale of shares	654,642	1,298,353
Net asset value of shares issued to shareholders in payment of distributions declared	82,231	154,859
Cost of shares redeemed	(894,470)	(678,736)

Change in net assets resulting from share transactions	(157,597)	774,476

Change in net assets	266,931	737,876

NET ASSETS:
Beginning of period	$ 5,070,546	$ 4,332,670

End of period	$ 5,337,477	$ 5,070,546

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 531	$ 315

(a) Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.

See Notes which are an integral part of the Financial Statements

Large Cap Value Fund II		Managed Allocation Fund - Conservative Growth II		Managed Allocation Fund - Moderate Growth II		Managed Allocation Fund - Aggressive Growth II

Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Period Ended(a) December 31, 2005	Year Ended December 31, 2006	Year Ended Deceamber 31, 2005	Year Ended December 31, 2006	Period Ended(a) December 31, 2005

$ 73,880	$ 44,574	$ 20,263	$ 5,436	$ 1,169,155	$ 660,499	$ 25,547	$ 4,153
484,071	129,691	1,486	(2,245)	583,424	23,233	7,396	54
--	--	6,706	10,970	744,764	1,815,018	27,515	24,328
622,321	422,001	13,828	(6,089)	2,160,812	(716,947)	65,393	(13,274)

1,180,272	596,266	42,283	8,072	4,658,155	1,781,803	125,851	15,261

(73,880)	(48,184)	(20,263)	(5,459)	(1,169,155)	(666,052)	(25,547)	(2,465)
(565,014)	(440,546)	(10,925)	(1,720)	(2,355,581)	(3,594,631)	(31,601)	--

(638,894)	(488,730)	(31,188)	(7,179)	(3,524,736)	(4,260,683)	(57,148)	(2,465)

1,881,323	1,546,915	303,444	532,684	2,856,070	7,190,032	550,233	502,070
638,894	488,730	31,188	7,179	3,524,737	4,260,683	57,149	2,465
(867,396)	(710,508)	(57,778)	(89,081)	(4,973,652)	(4,238,256)	(14,997)	(3,192)

1,652,821	1,325,137	276,854	450,782	1,407,155	7,212,459	592,385	501,343

2,194,199	1,432,673	287,949	451,675	2,540,574	4,733,579	661,088	514,139

$ 6,261,776	$ 4,829,103	$ 451,675	--	$ 45,744,263	$ 41,010,684	$ 514,139	--

$ 8,455,975	$ 6,261,776	$ 739,624	$ 451,675	$ 48,284,837	$ 45,744,263	$ 1,175,227	$ 514,139

$ --	$ --	$ --	$ (23)	$ --	$ --	$ --	$ 1,688

Financial Highlights

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

LARGE CAP GROWTH FUND II
2002(c)	$ 10.00	0.01	(1.66)	(1.65)	--	--	--
2003	$ 8.35	0.03	1.42	1.45	(0.02)	--	(0.02)
2004	$ 9.78	0.05	0.45	0.50	(0.06)	--	(0.06)
2005	$ 10.22	0.03	0.16	0.19	(0.04)	(0.29)	(0.33)
2006	$ 10.08	0.06	0.99	1.05	(0.06)	(0.12)	(0.18)
LARGE CAP VALUE FUND II
2002(c)	$ 10.00	0.04	(2.32)	(2.28)	(0.02)	--	(0.02)
2003	$ 7.70	0.09 (e)	2.47	2.56	(0.08)	--	(0.08)
2004	$ 10.18	0.11	0.86	0.97	(0.12)	--	(0.12)
2005	$ 11.03	0.08	0.94	1.02	(0.09)	(0.93)	(1.02)
2006	$ 11.03	0.12	1.79	1.91	(0.12)	(0.87)	(0.99)
MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH II
2005(f)	$ 10.00	0.23 (e)	0.09	0.32	(0.12)	(0.04)	(0.16)
2006	$ 10.16	0.31	0.39	0.70	(0.31)	(0.16)	(0.47)
MANAGED ALLOCATION FUND - MODERATE GROWTH II
2002(g)	$ 10.00	0.10 (e)	(0.78)	(0.68)	(0.03)	--	(0.03)
2003	$ 9.29	0.11 (e)	1.46	1.57	(0.09)	(0.11)	(0.20)
2004	$ 10.66	0.12	0.50	0.62	(0.13)	(0.07)	(0.20)
2005	$ 11.08	0.15	0.24	0.39	(0.16)	(0.91)	(1.07)
2006	$ 10.40	0.27	0.81	1.08	(0.27)	(0.55)	(0.82)
MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH II
2005(f)	$ 10.00	0.20 (e)	0.62	0.82	(0.06)	--	(0.06)
2006	$ 10.76	0.34 (e)	1.25	1.59	(0.27)	(0.32)	(0.59)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

(b) This expense decrease is reflected in both the net expense and net investment income ratios shown.

(c) Reflects operations for the period from May 31, 2002 (date of initial public investment) to December 31, 2002.

(d) Computed on an annualized basis.

(e) Per share information is based on average shares outstanding.

(f) Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.

(g) Reflects operations for the period from June 17, 2002 (date of initial public investment) to December 31, 2002.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets
Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 8.35	(16.50)%	1.00%(d)	0.32%(d)	2.80%(d)	$ 1,304	35%
$ 9.78	17.35%	1.00%	0.37%	1.45%	$ 2,627	45%
$ 10.22	5.15%	1.00%	0.64%	1.89%	$ 4,333	111%
$ 10.08	2.02%	1.00%	0.30%	1.60%	$ 5,107	65%
$ 10.95	10.34%	1.00%	0.53%	1.49%	$ 5,337	50%

$ 7.70	(22.79)%	1.00%(d)	0.98%(d)	2.98%(d)	$ 1,293	18%
$ 10.18	33.45%	1.00%	1.01%	1.23%	$ 2,756	26%
$ 11.03	9.58%	1.00%	1.22%	1.61%	$ 4,829	126%
$ 11.03	10.29%	1.00%	0.80%	1.18%	$ 6,262	13%
$ 11.95	17.61%	1.00%	1.03%	1.02%	$ 8,456	20%

$ 10.16	3.24%	0.74%(d)	3.40%(d)	28.66%(d)	$ 452	35%
$ 10.39	6.96%	0.74%	3.19%	8.37%	$ 740	17%

$ 9.29	(6.79)%	0.74%(d)	2.03%(d)	1.03%(d)	$ 6,623	8%
$ 10.66	17.29%	0.74%	1.08%	0.28%	$ 23,279	17%
$ 11.08	5.94%	0.74%	1.37%	0.06%	$ 41,011	109%
$ 10.40	4.00%	0.74%	1.51%	0.07%	$ 45,744	14%
$ 10.66	10.42%	0.74%	2.50%	0.09%	$ 48,285	21%

$ 10.76	8.18%	0.74%(d)	2.89%(d)	34.13%(d)	$ 514	1%
$ 11.76	14.83%	0.74%	3.02%	5.87%	$ 1,175	16%

Notes to Financial Statements

MTB Group of Funds
December 31, 2006

1. ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 36 portfolios, 5 of which are presented herein (individually referred to as the “Fund”, or collectively as the “Funds”). The Funds in this report are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The following diversified Funds are presented herein:

Portfolio Name	Investment Objective
MTB Large Cap Growth Fund II (“Large Cap Growth Fund II”)	To provide capital appreciation.
MTB Large Cap Value Fund II (“Large Cap Value Fund II”)	To provide capital appreciation. Current income is a secondary, non-fundamental consideration.
MTB Managed Allocation Fund - Conservative Growth II (“Conservative Growth Fund II”)	Seeks capital appreciation and income.
MTB Managed Allocation Fund - Moderate Growth II (“Moderate Growth Fund II”)	Seeks capital appreciation and secondarily, income.
MTB Managed Allocation Fund - Aggressive Growth II (“Aggressive Growth Fund II”)	Seeks capital appreciation.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Moderate Growth Fund II, Aggressive Growth Fund II and Conservative Growth Fund II invest solely in shares of other funds within the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation - Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;
  for investments in other open-ended regulated investment companies, based on net asset value; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the mean prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Trustees, although the actual calculation may be done by others. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Investment Income, Expenses and Distributions - Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes - It is the policy of the Funds to comply with the Subchapter M provisions of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions - The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses from investments are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Large Cap Growth Fund II
	Year Ended December 31, 2006	Year Ended December 31, 2005
	Shares	Shares

Shares sold	63,030	131,226
Shares issued to shareholders in payment of distributions declared	7,509	16,031
Shares redeemed	(86,402)	(67,837)

Net change resulting from share transactions	(15,863)	79,420

	Large Cap Value Fund II
	Year Ended December 31, 2006	Year Ended December 31, 2005
	Shares	Shares

Shares sold	159,936	147,485
Shares issued to shareholders in payment of distributions declared	54,461	48,727
Shares redeemed	(74,336)	(66,263)

Net change resulting from share transactions	140,061	129,949

	Conservative Growth Fund II
	Year Ended December 31, 2006	Period Ended December 31, 2005[1]
	Shares	Shares

Shares sold	29,330	52,589
Shares issued to shareholders in payment of distributions declared	2,998	708
Shares redeemed	(5,628)	(8,834)

Net change resulting from share transactions	26,700	44,463

[1]Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.

	Moderate Growth Fund II
	Year Ended December 31, 2006	Year Ended December 31, 2005
	Shares	Shares

Shares sold	266,469	684,615
Shares issued to shareholders in payment of distributions declared	327,751	424,685
Shares redeemed	(463,972)	(411,558)

Net change resulting from share transactions	130,248	697,742

	Aggressive Growth Fund II
	Year Ended December 31, 2006	Period Ended December 31, 2005[1]
	Shares	Shares

Shares sold	48,608	47,858
Shares issued to shareholders in payment of distributions declared	4,823	229
Shares redeemed	(1,290)	(305)

Net change resulting from share transactions	52,141	47,782

1Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions.

For the year ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
Fund Name	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains

Large Cap Growth Fund II	$ --	$ (10)	$ 10
Conservative Growth Fund II	(23)	23	--
Aggressive Growth Fund II	1,688	(1,688)	--

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005 was as follows:

	2006		2005
Fund Name	Ordinary Income[1]	Long-Term Capital Gains	Ordinary Income[1]	Long-Term Capital Gains

Large Cap Growth Fund II	$ 52,472	$ 29,759	$ 22,713	$ 132,147
Large Cap Value Fund II	164,635	474,259	96,258	392,472
Conservative Growth Fund II	21,849	9,339	6,555	624
Moderate Growth Fund II	1,220,247	2,304,489	959,152	3,301,531
Aggressive Growth Fund II	26,624	30,524	2,465	--

1For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation

Large Cap Growth Fund II	$ 21,089	$ 31,402	$ 638,601
Large Cap Value Fund II	2,917	21,085	1,273,470
Conservative Growth Fund II	--	6,724	5,287
Moderate Growth Fund II	--	795,261	1,598,003
Aggressive Growth Fund II	--	27,861	51,950

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

For federal income tax purposes, the following amounts apply as of December 31, 2006:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Large Cap Growth Fund II	$ 4,747,024	$ 693,106	$ 54,505	$ 638,601
Large Cap Value Fund II	7,190,651	1,407,735	134,265	1,273,470
Conservative Growth Fund II	754,894	9,046	3,759	5,287
Moderate Growth Fund II	46,738,188	2,031,059	433,056	1,598,003
Aggressive Growth Fund II	1,143,512	60,064	8,114	51,950

Large Cap Growth Fund II used capital loss carryforwards of $24,714 to offset taxable capital gains realized during the year ended December 31, 2006.

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee - Under the investment advisory agreement between MTB Investment Advisors, Inc. (the “Advisor”) and the Trust, the Advisor receives for its services an annual investment advisor fee equal to the percentages shown in the following table.

Fund Name	Annual Rate
Large Cap Growth Fund II	0.85%
Large Cap Value Fund II	0.70%
Conservative Growth Fund II	0.25%
Moderate Growth Fund II	0.25%
Aggressive Growth Fund II	0.25%

The Advisor may voluntarily choose to waive any portion of its fee or reimburse the Funds for certain operating expenses. The Advisor may terminate this voluntary waiver or reimbursement at its sole discretion.

Further, for the fiscal year 2006 reporting period through April 30, 2007, the Advisor agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total operating expenses to not more than the stated amount shown below of the Fund’s average daily net assets.

Fund Name	Annual Rate
Large Cap Growth Fund II	1.00%
Large Cap Value Fund II	1.00%
Conservative Growth Fund II	0.74%
Moderate Growth Fund II	0.74%
Aggressive Growth Fund II	0.74%

Effective July 28, 2005, NWQ Investment Management Company LLC (NWQ) is the sub-advisor of Large Cap Value Fund II and receives for its services an allocable portion of the advisory fee that the Advisor receives from Large Cap Value Fund II. The allocation is based on the amount of the average daily net assets that NWQ manages for the Fund. NWQ’s fee is paid by the Advisor and not by the Fund. NWQ is paid by the Advisor as follows: 0.45% of the average daily net assets of Large Cap Value Fund II.

Administrative Fee - Federated Services Company (FServ) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for at an aggregate annual fee as specified below:

Fees payable to FServ:

Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $2 billion
0.03%	on the next $2 billion
0.02%	on the next $3 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees payable to M&T Securities:

Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee - The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through Edgewood Securities, Inc. (Edgewood), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds for the sale, distribution, administration, customer servicing and record keeping of the Funds’ Shares. The Funds may waive or reduce the maximum amount of Distribution Services Fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including Edgewood) may waive or reduce any fees to which they are entitled. Edgewood did not retain any fees paid by the Funds.

Edgewood is a wholly-owned subsidiary of Federated Investors, Inc.

Shareholder Services Fee - The Trust adopted a Shareholder Services Plan on behalf of the Funds’ Shares which is administered by FServ to pay service fees of up to 0.10% to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. The Funds may waive or reduce the maximum amount of shareholder services it pays from time to time at its sole discretion. In addition, a financial intermediary may waive or reduce any fees to which they are entitled. For the year ended December 31, 2006, neither FServ or any affiliate received any fees paid by the Funds.

Other Affiliated Parties and Transactions - Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Advisor was paid an advisory fee by the affiliated Funds listed beneath its name below. With respect to Large Cap Growth Fund II and Large Cap Value Fund II, in order to comply with an SEC exemptive order which permits these Funds to invest in affiliated money market funds, the Advisor reimbursed Large Cap Growth Fund II and Large Cap Value Fund II a portion of the advisory fee paid by the affiliated Fund(s) listed beneath its name below. Transactions with affiliated companies during the year ended December 31, 2006 are as follow:

Affiliated Fund Name	Balance of Shares Held 12/31/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2006	Value at 12/31/2006	Dividend Income

Large Cap Growth Fund II:
MTB Money Market Fund	--	31,000	31,000	--	$ --	$ 39
MTB Prime Money Market Fund	135,192	1,546,818	1,402,755	279,255	279,255	4,219

TOTAL	135,192	1,577,818	1,433,755	279,255	$ 279,255	$ 4,258

Large Cap Value Fund II:
MTB Prime Money Market Fund	479,283	2,337,370	2,267,842	548,811	$ 548,811	$ 19,318

Conservative Growth Fund II:
MTB Equity Income Fund	1,781	813	2,594	--	$ --	$ 356
MTB International Equity Fund	2,669	3,207	452	5,424	68,617	2,970
MTB Large Cap Growth Fund	--	5,158	--	5,158	45,342	114
MTB Large Cap Stock Fund	4,011	2,695	755	5,951	52,783	660
MTB Large Cap Value Fund	2,031	1,227	887	2,371	30,210	654
MTB Mid Cap Stock Fund	628	433	304	757	11,302	296
MTB Small Cap Stock Fund	1,609	1,269	1,327	1,551	11,245	762
MTB Intermediate-Term Bond Fund	3,862	2,850	492	6,220	60,893	2,268
MTB Short Duration Government Bond Fund	12,449	9,141	1,652	19,938	190,404	6,113
MTB Short-Term Corporate Bond Fund	9,745	7,091	1,276	15,560	152,484	4,862
MTB U.S. Government Bond Fund	6,123	7,017	788	12,352	114,132	3,501
MTB Prime Money Market Fund	56,914	402,653	436,798	22,769	22,769	2,411

TOTAL	101,822	443,554	447,325	98,051	$ 760,181	$ 24,967

Moderate Growth Fund II:
MTB International Equity Fund	431,819	393,586	95,531	729,874	$ 9,232,903	$ 418,209
MTB Large Cap Growth Fund	624,296	121,451	33,467	712,280	6,260,941	16,161
MTB Large Cap Stock Fund	933,617	56,015	68,618	921,014	8,169,391	106,098
MTB Large Cap Value Fund	311,954	53,350	25,278	340,026	4,331,929	88,676
MTB Mid Cap Growth Fund	91,238	17,264	39,208	69,294	959,037	24,361
MTB Mid Cap Stock Fund	151,150	10,320	129,285	32,185	480,199	17,799
MTB Small Cap Growth Fund	76,121	13,550	37,787	51,884	958,826	116,379
MTB Small Cap Stock Fund	310,903	40,921	285,917	65,907	477,823	31,130
MTB Intermediate-Term Bond Fund	514,656	54,038	23,575	545,119	5,336,712	223,495
MTB Short Duration Government Bond Fund	288,691	30,070	13,766	304,995	2,912,701	105,072
MTB Short-Term Corporate Bond Fund	423,700	41,788	19,196	446,292	4,373,657	156,488
MTB U.S. Government Bond Fund	296,458	33,007	14,548	314,917	2,909,832	120,178
MTB Prime Money Market Fund	2,333,993	4,545,083	4,946,836	1,932,240	1,932,240	90,503

TOTAL	6,788,596	5,410,443	5,733,012	6,466,027	$ 48,336,191	$ 1,514,549

Aggressive Growth Fund II:
MTB International Equity Fund	9,661	17,390	403	26,648	$ 337,100	$ 14,667
MTB Large Cap Growth Fund	12,878	16,990	--	29,868	262,537	660
MTB Large Cap Stock Fund	14,407	15,126	--	29,533	261,960	3,250
MTB Large Cap Value Fund	6,034	7,114	42	13,106	166,970	3,091
MTB Mid Cap Growth Fund	1,083	1,377	743	1,717	23,762	603
MTB Mid Cap Stock Fund	1,076	1,219	700	1,595	23,796	632
MTB Small Cap Growth Fund	1,815	1,899	1,786	1,928	35,637	4,291
MTB Small Cap Stock Fund	4,290	4,892	5,916	3,266	23,676	1,615
MTB Intermediate-Term Bond Fund	1,104	1,261	1,137	1,228	12,021	663
MTB Short Duration Government Bond Fund	1,138	1,488	108	2,518	24,053	648
MTB Prime Money Market Fund	21,739	596,212	594,001	23,950	23,950	1,695

TOTAL	75,225	664,968	604,836	135,357	$ 1,195,462	$ 31,815

General - Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2006 were as follows:

Fund Name	Purchases	Sales
Large Cap Growth Fund II	$ 2,539,265	$ 2,869,354
Large Cap Value Fund II	2,357,060	1,349,432
Conservative Growth Fund II	408,720	104,362
Moderate Growth Fund II	9,616,145	9,349,257
Aggressive Growth Fund II	731,505	135,902

7. LINE OF CREDIT

The Funds (except Conservative Growth Fund II, Moderate Growth Fund II and Aggressive Growth Fund II) participate in a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. For the year ended December 31, 2006, the Funds did not utilize this line of credit.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2006, the amount of long-term capital gains designated by the Funds was as follows:

Fund Name	Purchases
Large Cap Growth Fund II	$ 29,759
Large Cap Value Fund II	474,259
Conservative Growth Fund II	9,339
Moderate Growth Fund II	2,304,489
Aggressive Growth Fund II	30,524

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2006, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Fund Name	Purchases
Large Cap Growth Fund II	100.00%
Large Cap Value Fund II	93.57%
Conservative Growth Fund II	19.29%
Moderate Growth Fund II	19.39%
Aggressive Growth Fund II	34.20%

9. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006 the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES
AND SHAREHOLDERS OF
MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation - Aggressive Growth II, MTB Managed Allocation - Conservative Growth II, and MTB Managed Allocation Fund - Moderate Growth II (five of the portfolios constituting MTB Group of Funds) (the “Funds”) as of December 31, 2006, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation - Aggressive Growth II, MTB Managed Allocation - Conservative Growth II, and MTB Managed Allocation Fund - Moderate Growth II, portfolios of the MTB Group of Funds, at December 31, 2006, the results of their operations for the year then ended the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 15, 2007

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki* Manufacturers and Traders Trust Company (“M&T Bank”) One M&T Plaza Buffalo, NY 14203 Birth date: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupation: Executive Vice President, M&T Bank Holding Corp., (bank holding company). Other Directorships Held: None

*Mark J. Czarnecki is “interested” due to positions he holds with M&T Bank, the parent of the Funds’ adviser.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 299 Beacon Drive Harrisburg, PA 17112 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (healthcare company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel 770 Hedges Lane Strafford, PA 19087 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 CHIEF EXECUTIVE OFFICER Began serving: December 2002

Principal Occupation: Senior Vice President, Federated Securities Corporation; Director of Mutual Fund Service, Federated Services Company; Director of Sales Administration, Federated Securities Corp.; President, Edgewood Services, Inc.; and President, Southpointe Distribution Services, Inc.

Previous Positions: Managing Director, Edgewood Services, Inc.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupation: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.

Todd E. Richards 100 East Pratt Street Baltimore, MD Birth date: August 5, 1948 VICE PRESIDENT Began serving: March 2006	Principal Occupation: Vice President, M&T Bank, 2000-Present; Vice President, Director of Mutual Fund Services, M&T Securities, since January 2006. Previous Positions: President, Keystone Brokerage.

Philip Carbone 100 East Pratt Street, 15th Floor Baltimore, MD Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003	Principal Occupation: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager Vision Shareholder Services and Discount Brokerage, 1998-2002.

Scot A. Millen 100 East Pratt Street, 15th Floor Baltimore, MD Birth date: February 22, 1969 VICE PRESIDENT Began serving: September 2003	Principal Occupation: Vice President, Product Manager, M&T Securities, since 2002; Executive Associate, M&T Investment Group, 2001-2002; Summer Associate, M&T Investment Group, 2000.

Judy Mackin Federated Investors Tower Pittsburgh, PA Birth date: May 30, 1960 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: March 2005	Principal Occupation: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard N. Paddock Federated Investors Tower Pittsburgh, PA Birth date: October 25, 1963 TREASURER Began serving: January 2006	Principal Occupation: Vice President, Federated Administrative Services.

Thomas R. Rus 100 East Pratt Street, 17th Floor Baltimore, MD Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

Steven Friedman Federated Investors Tower Pittsburgh, PA Birth date: May 12, 1950 AML COMPLIANCE OFFICER Began serving: December 2005	Principal Occupation: Compliance Officer, Federated Services Company; Federated Securities Corp., and Edgewood Services, Inc. Previous Position: Senior Vice President, Parkvale Bank.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 SECRETARY Began serving: December 2000	Principal Occupation: Counsel, Reed Smith LLP (since October 2002). Previous Positions: Corporate Counsel, Federated Investors, Inc., Vice President, Federated Services Company.

Victor R. Siclari
Federated Investors Tower
Pittsburgh, PA
Birth date: November 17, 1961
ASSISTANT SECRETARY
Began serving: May 2000; Secretary
from August 11, 1995 to May 11, 2000;
Assistant Secretary from May 11, 2000
to present.

Principal Occupation: Partner, Reed Smith LLP (since October 2002). Previous Positions: Senior Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

BOARD REVIEW OF ADVISORY CONTRACTS

The Funds’ Board reviewed the Funds’ investment advisory and sub-advisory contracts at meetings held in September 2006. The Board’s decision to approve or disapprove these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements and/or approve new arrangements. The Board was assisted in its deliberations by the advice of independent legal counsel.

The Board’s decision to continue the existing arrangements and/or approve new arrangements was based on its consideration of numerous factors, no single one of which was determinative. Such factors included the following: the nature, extent and quality of the services rendered to the Fund; the distinct investment objective and policies of the Fund; the history, organizational structure, financial condition and reputation of each advisor, and the qualification and background of each advisor’s personnel; the practices and policies of each advisor with respect to selecting brokers and executing trades; each advisor’s compliance program; relevant regulatory, compliance or litigation matters; each advisor’s business continuity program; the short- and long-term investment performance record of each advisor and the Fund both on a gross basis and net of expenses; the reasonableness of the fees to be paid to and the profits to be realized by each advisor (including any benefits to be received by such advisor or its affiliates in connection with soft dollar arrangements); whether the fees to be paid to the each advisor were competitive with the fees they charge other clients that are similarly managed; how competitive forces in the market impacted the ability to secure the services of advisors and negotiate fees; the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale; and other factors deemed relevant.

Because of the inherent differences between mutual funds and other types of clients (e.g., pension funds and other institutional accounts), the Board did not consider the latter fees and expenses to be particularly relevant in its evaluation. Instead, with respect to the Fund’s performance and expenses, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful and relevant, given the high degree of competition in the mutual fund business. The range of their fees and expenses appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Advisor and each sub-advisor is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Advisor’s and each sub-advisor’s investment management services were such as to warrant continuation of the advisory and sub-advisory contracts.

The Board also received financial information about the Advisor, including reports on the compensation and benefits the Advisor derived from its relationships with the Funds. These reports covered not only the fees under the advisory contract, but also fees received by the Advisor and its affiliates for providing other services to the Funds under separate contracts (e.g., for serving as the Funds’ co-administrator). The reports also discussed any indirect benefit the Advisor may derive from its receipt of research services from brokers who execute Fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a Fund to be competitive in the marketplace, the Advisor and its affiliates frequently waive fees and/or reimburse expenses and have indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about each sub-advisor, as well as reports that discussed any indirect benefit such sub-advisors may derive from its receipt of research services from brokers who execute Fund trades.

The Advisor and each sub-advisor furnished reports that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis. The allocation reports were considered in the analysis by the Board but were determined to be of limited use because of the inherent difficulties in allocating costs and the lack of industry consensus or guidance on how to allocate those costs.

The Board also reviewed profitability information for the Advisor and each sub-advisor, noting the limited availability of comparative information, and concluded that the Advisor’s and each sub-advisor’s profit margins did not appear to be excessive.

The Advisor also provided information regarding the notion of possible realization of “economies of scale” as a Fund grows larger. The Board considered in this regard that the Advisor has made significant additional investments in the portfolio management efforts supporting all of the Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring Fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Advisor did not recommend, and the Board did not request, institution of breakpoints in pricing the Fund’s advisory services at this time.

The Board based its decision to approve the advisory and sub-advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contracts reflects its determination that the Advisor’s and each sub-advisor’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Variable investment options are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Fund’s website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their Portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

[Logo of MTB Group of Funds]

Investment Advisor

MTB Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

Distributor

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Co-Administrator

M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203

Co-Administrator

Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub Adviser to
MTB Large Cap Value Fund II

NWQ Investment Management Company LLC
2049 Century East
Los Angeles, CA 90067

Custodian and Fund Accountant

State Street Corporation
P.O. Box 8609
Boston, MA 02266-8609

Independent Registered Public
Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Transfer Agent and Dividend
Disbursing Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.
Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

Cusip 55376T734
Cusip 55376T650
Cusip 55376V812
Cusip 55376V820
Cusip 55376T577
28135 (2/07)

[Logo of MTB Group of Funds]

1-800-836-2211 / mtbfunds.com

MTB FUNDS
100 EAST PRATT STREET, 15TH FLOOR
BALTIMORE, MD 21202

MTB-AR-008-0207

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Joseph J. Castiglia, William H. Cowie, Jr., John S.
Cramer, and Richard B. Seidel.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $476,500

                  Fiscal year ended 2005 - $473,500

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $11,000
      respectively.  Fiscal year end 2005 - Issuance of consents in relation to form N-1A and N-14 filings.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $0

            Fiscal year ended 2005 - $11,000

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            No changes to report.

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  MTB GROUP OF FUNDS

BY          /S/ RICHARD N. PADDOCK
            RICHARD N. PADDOCK, PRINCIPAL FINANCIAL OFFICER

DATE        FEBRUARY 20, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ CHARLES L. DAVIS, JR.
            CHARLES L. DAVIS, JR., PRINCIPAL EXECUTIVE OFFICER

DATE        FEBRUARY 20, 2007

BY          /S/ RICHARD N. PADDOCK
            RICHARD N. PADDOCK, PRINCIPAL FINANCIAL OFFICER

DATE        FEBRUARY 20, 2007

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